UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2025
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2025, the Board of Directors (the “Board”) of The Hershey Company (the “Company”), upon the recommendation of its Governance Committee, appointed Chris Brandt to serve as a member of the Board, effective August 11, 2025. Mr. Brandt will serve as a member of the Compensation and Human Capital and Finance and Risk Management Committees of the Board.

Mr. Brandt has over 25 years of marketing experience in the food and beverage industry. He currently serves as President, Chief Brand Officer of Chipotle Mexican Grill (“Chiptole”), where he is responsible for all aspects of marketing, including creative, media, culinary innovation, social, loyalty and analytics, as well as new restaurant development. Prior to joining Chipotle, Mr. Brandt was the Executive Vice President and Chief Brand Officer of Bloomin’ Brands, Inc., where he was responsible for all marketing activities across Outback Steakhouse, Carrabba's, Bonefish Grill and Fleming's. He previously served as the Chief Brand Officer for Taco Bell, a subsidiary of Yum! Brands, Inc.

The Board has determined that Mr. Brandt qualifies as an independent director under the New York Stock Exchange listing standards. There is no arrangement or understanding between Mr. Brandt and any other persons pursuant to which Mr. Brandt was selected as a director, and there are no transactions that require disclosure under Item 404(a) of Regulation S-K as a result of his appointment to the Board.

Mr. Brandt will be compensated for his service on the Board in accordance with the Company’s non-employee director compensation program as described in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on March 26, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: August 4, 2025	By:	/s/ James Turoff
James Turoff Senior Vice President, General Counsel and Secretary